Section 16(a) of the Securities Exchange Act of 1934, requires the Fund’s directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Fund with the Securities and Exchange Commission and to furnish the Fund with copies of such reports. To the best of the Fund’s knowledge, all of the filings by the Fund’s directors and executive officers were made on a timely basis during the 2024 fiscal year, except for Mr. Byrkit. Mr. Byrkit was appointed as President and Chief Executive Officer of the Fund effective March 14, 2024. His Initial Statement of Beneficial Ownership of Securities on Form 3 was filed on April 14, 2024, when it should have been filed on or before March 24, 2024. The Form 3 was not timely filed due to an inadvertent administrative error.